UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2013

Commission file number 001-11625

Pentair Ltd.

(Exact name of Registrant as specified in its charter)

Switzerland	98-1050812
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

Freier Platz 10, 8200 Schaffhausen, Switzerland

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 41-52-630-48-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

Pentair Ltd. (the “Company”) held its 2013 annual general meeting of shareholders on April 29, 2013. There were 204,304,125 common shares issued and outstanding at the close of business on April 9, 2013 and entitled to vote at the annual general meeting. A total of 172,764,166 common shares (84.56%) were represented at the annual general meeting.

The items voted upon at the annual general meeting and the results of the vote on each proposal were as follows:

Proposal 1. — Re-Election of Directors

To re-elect three directors of the Company for three-year terms expiring at the 2016 annual general meeting of shareholders. Each nominee for director was re-elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
T. Michael Glenn	155,986,672	5,399,048	495,197	10,883,249
David H. Y. Ho	158,946,766	2,431,813	502,338	10,883,249
Ronald L. Merriman	159,023,203	2,318,158	539,556	10,883,249

Proposal 2. — Approval of the Annual Report and Financial Statements

To approve the 2012 annual report of the Company, the statutory financial statements of the Company for the year ended December 31, 2012 and the consolidated financial statements of the Company for the year ended December 31, 2012. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,526,706	255,705	1,098,506	10,883,249

Proposal 3. — Discharge of the Board of Directors and Executive Officers of the Company from Liability for the Year Ended December 31, 2012

To discharge the board of directors and executive officers of the Company from liability for their activities during the year ended December 31, 2012. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,099,053	2,342,584	1,375,320	10,883,249

Proposal 4(a). — Re-Election of Statutory Auditors

To re-elect Deloitte AG as the Company’s statutory auditors until the next annual general meeting. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
170,260,306	2,137,762	366,158	—

Proposal 4(b). — Ratification of Appointment of Independent Registered Public Accounting Firm

To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
169,441,749	2,948,288	374,129	—

Proposal 4(c). — Election of Special Auditors

To elect PricewaterhouseCoopers AG as the Company’s special auditors until the next annual general meeting. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
170,279,868	2,079,426	404,872	—

Proposal 5(a). — Appropriation of Results for the Year Ended December 31, 2012

To approve the appropriation of results for the year ended December 31, 2012. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
171,298,852	677,998	787,316	—

Proposal 5(b). — Conversion and Appropriation of Reserves from Capital Contributions to Distribute an Ordinary Cash Dividend

To approve the conversion of reserves from capital contributions into free reserves in a total amount of $213 million and to appropriate them to distribute an ordinary cash dividend in the amount of $1.00 per share. Payment of the dividend will be made in four equal quarterly installments of $0.25 in each of the third and fourth quarters of 2013 and the first and second quarters of 2014 at such times and with such record dates as shall be determined by the board of directors of the Company. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,609,077	898,493	373,347	10,883,249

Proposal 6. — Advisory Vote to Approve the Compensation of the Named Executive Officers

To approve by advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved by advisory vote by shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,372,563	56,609,243	899,111	10,883,249

Proposal 7. — Approval of Performance Goals and Related Matters under the Pentair Ltd. 2012 Stock and Incentive Plan

To approve the material terms of the performance goals under the Company’s 2012 Stock and Incentive Plan. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
154,290,530	7,141,140	449,247	10,883,249

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on April 29, 2013.

PENTAIR LTD.
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary